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                                                                Exhibit 10.11(c)


    THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
        AMENDED. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED,
           HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER
                SAID ACT OR AN EXEMPTION FROM SUCH REGISTRATION.

                                                               November __, 2000

                        THE CARBIDE/GRAPHITE GROUP, INC.

                     COMMON STOCK PURCHASE WARRANT, SERIES A


Warrant No.
Void after December 31, 2010


         This Warrant (the "Warrant") entitles [HOLDER] (the "Holder"), for value received, to purchase from THE CARBIDE/GRAPHITE GROUP, INC., a Delaware corporation (the "Company"), at any time during the period starting from the Commencement Date (as defined in Section 1 below), to 5:00 p.m., Pennsylvania time, on December 31, 2010 (the "Expiration Date"), at which time this Warrant shall expire and become void, __________ shares of the Company's common stock, $.01 par value per share (the "Stock"), in accordance with the terms of Section 1 below and subject to adjustment as set forth herein (the shares of Stock purchasable upon exercise of this Warrant herein referred to as the "Warrant Shares"), for a price per share of $.01 subject to adjustment as set forth herein (the "Exercise Price"). In addition to the terms and conditions contained in that certain Warrant Agreement dated as of November ___, 2000 by and among the Company and Warrantholders party thereto (as may be amended from time to time, the "Warrant Agreement"), the terms of which are incorporated herein by reference, this Warrant also is subject to the following terms and conditions:

         1. Exercise of Warrant. Subject to the terms and conditions hereof, this Warrant may be exercised in whole or in part at any time from and after the Commencement Date (as defined below) and before the Expiration Date subject to the following condition:

                  (i) If the Company has not on or before March 31, 2001 (such date shall be extended to April 30, 2001, if a sale of assets of the Company, which is sufficient to provide the funds necessary to complete the reduction in the Revolving Credit Commitment and Total Utilization (as such terms are defined in the Credit Agreement described below) hereinafter described, has been finalized subject only to final regulatory approval (a "Permitted Sale Delay")), permanently reduced the Revolving Credit Commitment to at least $110,000,000 (and in the event the net proceeds of one or more Permitted Section 7.05 Sales prior to the
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Commencement Date exceeds $25,000,000, the Revolving Credit Commitment shall be further permanently reduced pro tanta for each dollar of net proceeds of such sales in excess of $25,000,000) and reduced Total Utilization then outstanding by at least $25,000,000 (or if the net proceeds of a Permitted Section 7.05 Sale exceeds $25,000,000 by such net proceeds), together with a payment of accrued and unpaid interest and fees on the amount of such reductions, this Warrant may be exercised on or after April 1, 2001 (or in the event of a Permitted Sale Delay, on or after May 1, 2001) (such date the "Commencement Date") and until the Expiration Date with respect to the Warrant Shares subject hereto; provided, however, that if the reduction in Revolving Credit Commitment and the reduction in Total Utilization required in this Section 1(i) are satisfied as provided herein, the Holder shall have no rights to purchase the Warrant Shares the subject hereof under this Warrant, and this Warrant and the rights and privileges provided herein shall automatically terminate and be void without any further action.

                  For purposes of this Warrant the term "Credit Agreement" shall mean that certain Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as modified through the date hereof, by and among the Carbide/Graphite Group, Inc., the financial institutions party thereto, and PNC Bank, National Association, as Agent, and as the same may be further amended or modified from time to time.

                  (ii) Exercise shall be by presentation and surrender to the Company at its principal office of this Warrant and the subscription form, which is annexed hereto, executed by the Holder, together with payment to the Company in accordance with Section 2 hereof, if applicable, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise. If this Warrant is exercised in part only, the Company shall, as soon as practicable after presentation of this Warrant upon such exercise, execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions herein set forth. Upon and as of receipt by the Company of such properly completed and duly executed subscription form accompanied by payment as herein provided, the Holder shall be deemed to be the Holder of record of the Warrant Shares issuable upon such subscription or exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then actually be delivered to the Holder.

         2. Payment of Exercise Price. The Exercise Price for the Warrant Shares being purchased may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Exercise Price for the Warrant Shares being acquired in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

         3. Adjustment of Warrant Shares. The number of Warrant Shares which the Holder is entitled to purchase under this Warrant shall be subject to adjustment from time to time upon the occurrence of any of the following events:


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                  (a) Subdivision or Combination of Stock. If at any time or from time to time after the date hereof, the Company shall subdivide its outstanding shares of Stock, the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Stock shall be combined into a smaller number of shares, the number of Warrant Shares (calculated to the nearest whole share) shall be decreased proportionately.

                  (b) Adjustment for Stock Dividends, Other Distribution and Rights. If at any time after the date hereof, the Company shall declare a dividend or make any other distribution upon, or with respect to, any class or series of stock of the Company payable (i) in shares of Stock, preferred stock of the Company, securities convertible into shares of Stock or preferred stock of the Company, or other securities of the Company, or (ii) in rights to acquire shares of Stock, preferred stock of the Company, securities convertible into Stock or preferred stock of the Company or other securities of the Company, then the number of shares, and the classes or series of securities of the Company, to be obtained upon exercise of this Warrant shall be adjusted applicably and/or proportionately to reflect the issuance of any such shares of Stock, preferred stock, convertible securities, other securities or rights, as the case may be, issuable in payment of such dividend or distribution; provided that any such rights or other securities allocable pursuant to this Warrant shall be exercised or converted only to the extent and as provided in such right or security.

                  (c) Reorganization, Reclassification, Consolidation, Merger or Sale. In the event of any reorganization or reclassification of the capital stock of the Company, a consolidation or merger of the Company with another corporation (other than a merger in which the Company is the surviving or continuing corporation), the sale of all or substantially all of the Company's assets or any transaction involving the transfer of a majority of the voting power over the capital stock of the Company effected in a manner such that holders of Stock shall be entitled to receive stock, securities, or other assets or property, in each case, at any time after the date hereof, then, as a condition of such reorganization, reclassification, consolidation, merger, sale or transaction, lawful and adequate provision shall be made whereby the Holder hereof shall have the right to acquire on or after the Commencement Date (in lieu of the shares of the Stock purchasable and receivable upon the exercise of the rights represented hereby), upon payment of the Exercise Price when appropriate, such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Stock equal to the number of shares of such Stock purchasable and receivable upon the exercise of the rights represented hereby. At the time of each such reorganization, reclassification, consolidation, merger, sale or transaction, including successive events of such nature, each party which is the survivor of such reorganization, reclassification, consolidation, merger, sale or transaction shall expressly assume the due and punctual observance and performance of each and every provision of the Warrant Agreement and this Warrant such that the provisions hereof and thereof (including, without limitation, provisions for adjustments of the number of shares purchasable and receivable upon the exercise of this Warrant and the agreements of the Company set forth in the Warrant Agreement) thereafter shall be applicable, as nearly practicable, to each such party with respect to any and all shares of stock, securities or assets thereafter deliverable upon the exercise hereof




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         4. Notices of Record Date. Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation or other entity, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least 30 days, or such longer period as may be required by law, prior to the record date specified therein, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Stock (or other securities at that time receivable upon exercise of the Warrant) shall be entitled to exchange their shares of Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         5. No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be commercially reasonably necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

         6. Fractional Shares. The Company shall not issue any fractional shares nor scrip representing fractional shares upon exercise of any portion of this Warrant.

         7. Representations, Warranties and Covenants. In addition to the representations, warranties and covenants set forth in the Warrant Agreement, this Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

                  (a) Authority. The Company has all necessary corporate authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and except as equitable remedies may be limited by general principles of equity (whether such remedies are sought in a proceeding brought at law or in equity).

                  (b) Reservation of Warrant Shares. The Warrant Shares issuable upon the exercise of this Warrant have been (and any securities issuable or deliverable upon conversion of such Warrant Shares, upon issuance or delivery, will be) duly authorized and reserved for


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issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

         8. Private Placement; Transfer, Exchange, Assignment or Loss of
Warrant.

                  (a) Restrictions on Transfer. The Holder acknowledges that it has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Act") as of the date hereof, that this Warrant is being or has been issued and the Warrant Shares may be issued on the basis of the statutory exemption provided by
Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Warrant or the Warrant Shares issuable upon exercise hereof shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of this Warrant or such Warrant Shares is registered under the Act, or (ii) such sale, assignment or transfer is exempt from registration under the Act. This Warrant may be transferred, in whole or in part, subject to the restrictions set forth in the Warrant Agreement and herein. Until this Warrant and the Warrant Shares or any other securities received upon the exercise of this Warrant (the "Other Securities") are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, as provided in Section 3.03 of the Warrant Agreement.

                  (b) Procedure for Transfer. As provided in Section 3.04 and
Section 3.05 of the Warrant Agreement, any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with a duly executed request to transfer the Warrant, which shall be in the form of assignment attached to this Warrant and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of such conditions, the Company shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be canceled.

                  (c) Lost, Stolen or Destroyed Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification (which, if the Holder is an institutional investor, may be such Holder's unsecured agreement of indemnity), or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

                  (d) Warrant Binding Upon Assignee or Successor. The terms and conditions of this Warrant shall be binding upon any permitted assignee and successor of the Holder.

          9. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of this Warrant shall be made without charge to the Holder of this Warrant for any issue tax (other

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than applicable income taxes) in respect thereof, provided, however, that the
Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

          10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, as such laws are applied to contracts entered into and wholly to be performed within the State of Delaware and without giving effect to any principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

         11. Defined Terms. All terms herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Warrant Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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          IN WITNESS WHEREOF, the Company has executed this Warrant as of the
13th day of November, 2000.

                                THE CARBIDE/GRAPHITE GROUP, INC., a
                                Delaware corporation

                                By: /s/William M. Thalman
                                    ------------------------------------------
                                Name:     William M. Thalman
                                      ----------------------------------------
                                Title:    Vice President and Treasurer
                                      ----------------------------------------


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                                  SUBSCRIPTION



To: The Carbide/Graphite Group, Inc.                     Date:
                                                              -----------------


         The undersigned hereby subscribes for ______________ shares of Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                  [NAME OF HOLDER]

                                   By
                                     -------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



                                   ---------------------------------------------
                                   Name for Registration


                                   ---------------------------------------------
                                   Mailing Address


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                                   ASSIGNMENT



For value received ____________________________________________ hereby sells, assigns and transfers unto______________________________________________________
________________________________________________________________________________
            [Please print or typewrite name and address of Assignee]
________________________________________________________________________________
 the within Warrant, and does hereby irrevocably constitute and appoint _________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.



Dated:
      ---------------------
                                            [NAME OF HOLDER]

                                            By
                                              ----------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


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